Embark Commodity Strategy Fund
Embark Small Cap Equity Fund
Supplement dated March 23, 2026 to the Prospectus, Summary Prospectuses, and Statement of Additional Information, dated March 1, 2026

As of March 25, 2026 (the “Effective Date”), Jake Schurmeier will no longer serve as portfolio manager to Embark Commodity Strategy Fund and Embark Small Cap Equity Fund (the “Funds”), each a series of Harbor Funds II. All references to Mr. Schurmeier in the Funds' Prospectus, Summary Prospectuses, and Statement of Additional Information are hereby removed as of the Effective Date. The Funds will continue to be managed by the remaining portfolio managers using a team approach.
Investors Should Retain This Supplement For Future Reference
S0326.P.SP.SAI.HFII